Fees Summary	Apr. 10, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 61,287,023.34
Previously Paid Amount	0
Total Fee Amount	9,383.05
Total Offset Amount	0
Net Fee	$ 9,383.05